SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
Current Report
______________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2010 (December 22, 2010)

MangoSoft, Inc.
(Exact name of Registrant as specified in charter)

Nevada	0-30781	87-0543565
(State or other	(Commission file	(I.R.S. Employer
jurisdiction of	number)	Identification Number)
incorporation)

108 Village Square, Suite 315
Somers, New York   10589
(Address of Principal Executive Offices)

(914) 669-5333
 (Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement

By Unanimous vote of the Company’s Board of Directors, the Company entered into a Partnership Interest Purchase Agreement, effective December 22, 2010, whereby the Company acquired Structured Settlement Investments, L.P., a Delaware limited partnership, in exchange for 200,000 shares of the Company’s common stock. At the time of the approval of the acquisition, the transaction was valued at $20,000 ($0.10 per share).  A copy of the Partnership Interest Purchase Agreement is attached as Exhibit 99.1.

Item 7.01     Regulation FD Disclosure.

On December 27, 2010, the Company announced in a press release (MangoSoft Acquires Structured Settlement Firm) that the Company acquired Structured Settlement Investments, L.P. (“SSI LP”), a Delaware limited partnership that originates, purchases and resells structured settlements from beneficiaries of insurance, litigation and lottery awards. The Company intends to file for conversion of SSI LP into Aspyre Settlement Funding, Inc., a wholly-owned subsidiary of MangoSoft. The structured settlement investment business provides liquidity to beneficiaries in the form of cash purchases of streams of future payments which the sellers are entitled to receive over a number of years. SSI LP was formed as a limited partnership in 2004 and has purchased streams of payments in excess of $85 million in the aggregate. The firm has experienced management with over 15 years of success in originations of these assets. A copy of the press release is attached hereto as Exhibit 99.2. The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

a.	Financial Statements of Business Acquired.
Attached.

b.	Pro Forma Financial Information.
Attached.

c.	Exhibits.
99.1	Partnership Interest Purchase Agreement
99.2	Press Release Dated December 27, 2010

Signatures

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2010	MangoSoft, Inc.
(Registrant)

/s/ Dennis M. Goett
Dennis M. Goett/ CEO

STRUCTURED SETTLEMENT INVESTMENTS, L.P.

FINANCIAL STATEMENTS

SEPTEMBER 30, 2010
(REVIEW)

C O N T E N T S

Page

INDEPENDENT ACCOUNTANT’S REVIEW REPORT	6

BALANCE SHEETS AS AT SEPTEMBER 30, 2010 AND
DECEMBER 31, 2009	7

STATEMENTS OF OPERATIONS FOR THE THREE MONTHS
ENDED SEPTEMBER 30, 2010 AND 2009	8

STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED
SEPTEMBER 30, 2010 AND 2009	9

STATEMENTS OF PARTNERS’ DEFICIT FOR THE NINE MONTHS
ENDED SEPTEMBER 30, 2010 AND 2009	10

STATEMENTS OF CASH FLOWS FOR THE NINE MONTHS ENDED
SEPTEMBER 30, 2010 AND 2009	11

NOTES TO FINANCIAL STATEMENTS	12 - 16

Structured Settlement Investments, L.P.
New York, New York

INDEPENDENT ACCOUNTANT’S REVIEW REPORT

We have reviewed the accompanying balance sheet of Structured Settlement Investments, L.P. as of September 30, 2010, and the related statements of operations, partners' deficit and cash flows for the nine months ended September 30, 2010 and 2009. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of Company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provides a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States.

The financial statements for the year ended December 31, 2009, were audited by us, and we expressed an unqualified opinion on them in our report dated July 30, 2010, but we have not performed any auditing procedures since that date.

Certified Public Accountants

New York, New York
November 22, 2010

STRUCTURED SETTLEMENT INVESTMENTS, L.P.
BALANCE SHEETS
AS AT SEPTEMBER 30, 2010 AND DECEMBER 31, 2009
(REVIEW)

	September 30,	December 31,
	2010	2009
	(Unaudited)	(Audited)

ASSETS

Cash (Notes 2 and 7)	$-	$27,789
Annuitant advances	17,836	27,950
Property and equipment, net of accumulated
depreciation of $44,027 and $41,132 in
2010 and 2009 (Note 3)	9,578	12,472

Total assets	$27,414	$68,211

LIABILITIES AND PARTNERS' DEFICIT

Liabilities:

Cash overdraft (Notes 2 and 7)	$28,443	$-
Accounts payable and accrued expenses (Note 6)	342,384	336,685
Due to affiliates (Note 4)	2,026,750	1,953,531

Total liabilities	2,397,577	2,290,216

Commitments and contingencies (Note 6)

Partners' deficit	(2,370,163)	(2,222,005)

Total liabilities and partners' deficit	$27,414	$68,211

See independent accountant's review report and notes to the financial statements.

STRUCTURED SETTLEMENT INVESTMENTS, L.P.
STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(REVIEW)

	2010	2009
Operations:

Income recognized on structured settlements (Note 2)	$1,001,743	$1,195,237

Cost of revenue:

Annuitant fundings (Note 2)	715,750	768,962
Brokers' fees (Note 2)	29,345	184,390
Legal and professional fees (Note 2)	98,932	148,691
Administrative fees (Note 2)	5,255	10,365

Total cost of revenue	849,282	1,112,408

Gross profit	152,461	82,829

Operating expenses:

Salaries, payroll taxes, and employee
benefits (Note 4)	167,843	87,802
Marketing and advertising (Note 2)	38,946	11,172
Depreciation and amortization (Note 3)	709	(238)
Other	45,024	28,706

Total operating expenses	252,522	127,442

Net loss	$(100,061)	$(44,613)

See independent accountant's review report and notes to the financial statements.

STRUCTURED SETTLEMENT INVESTMENTS, L.P.
STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(REVIEW)

	2010	2009
Operations:

Income recognized on structured settlements (Note 2)	$2,721,075	$3,109,882

Cost of revenue:

Annuitant fundings (Note 2)	1,966,484	2,419,220
Brokers' fees (Note 2)	90,458	331,787
Legal and professional fees (Note 2)	185,378	413,735
Administrative fees (Note 2)	25,145	28,930

Total cost of revenue	2,267,465	3,193,672

Gross profit (loss)	453,610	(83,790)

Operating expenses:

Salaries, payroll taxes, and employee
benefits (Note 4)	407,748	395,672
Marketing and advertising (Note 2)	68,930	31,413
Depreciation and amortization (Note 3)	2,893	2,261
Other	111,530	96,074

Total operating expenses	591,101	525,420

Loss from operations	(137,491)	(609,210)

Other expense:
Bad debt (Note 4)	10,667	-

Net loss	$(148,158)	$(609,210)

See independent accountant's review report and notes to the financial statements.

STRUCTURED SETTLEMENT INVESTMENTS, L.P.
STATEMENT OF PARTNERS' DEFICIT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
(REVIEW)

		Structured	Structured
		Settlements	Settlements,	SSI-GP
	Total	2009, LLC	LLC	Holding, LLC
PARTNERS' DEFICIT:

Beginning, January 1, 2009	$(248,417)	$-	$(248,417)	$-

Net loss for the period January 1
to December 6, 2009	(1,838,411)	-	(1,838,411)	-

Transfer of partnership interest	-	(2,086,828)	2,086,828	-

Net loss for the period December 7
to December 31, 2009	(135,177)	(135,177)	-	-

Ending, December 31, 2009	(2,222,005)	(2,222,005)	-	-

Net loss for the nine months ended
September 30, 2010	(148,158)	(148,158)	-	-

Ending, September 30, 2010	$(2,370,163)	$(2,370,163)	$-	$-

See independent accountant's review report and notes to the financial statements.

STRUCTURED SETTLEMENT INVESTMENTS, L.P.
STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(REVIEW)

	2010	2009
INCREASE (DECREASE) IN CASH:

Cash flows from operating activities:

Net loss	$(148,158)	$(609,210)

Adjustments to reconcile net loss to net
cash provided by (used in) operating activities:

Depreciation and amortization	2,893	2,261
Bad debt	10,667	-

Changes in assets and liabilities:

Annuitant advances	10,114	10,750
Prepaid expenses and other assets	-	76,172
Accounts payable and accrued expenses	5,699	317,845
Due to affiliates	62,552	428,438

Net cash provided by (used in) operating activities	(56,233)	226,256

Cash, January 1	27,789	(108,135)

Cash, September 30	$(28,444)	$118,121

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid during the nine months ended September 30:

Interest	$-	$-

Income taxes	$-	$-

See independent accountant's review report and notes to the financial statements.

STRUCTURED SETTLEMENT INVESTMENTS, L.P.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010
(REVIEW)

(NOTE 1) ORGANIZATION:

Structured Settlement Investments, L.P. (the “Partnership”) is a limited partnership registered in Delaware in January 2003. The Partnership purchases structured settlements including insurance, legal, lottery and other contractual annuity payment and sells such contracts into a market of private investors. The Partnership’s interests were owned 99.5% by Structured Settlements, LLC and .5% by SSI-GP Holding, LLC.  On December 7, 2009, Structured Settlements, LLC (SS, LLC) transferred all of its interest in the Partnership to Structured Settlements 2009, LLC, as a result of foreclosure of a note payable held by SS, LLC with one of the members of Structured Settlements 2009, LLC.  As of December 7, 2009, the Partnership’s interests are owned 99.5% by Structured Settlements 2009, LLC (the “Limited Partner”) and .5% by SSI-GP Holding, LLC (the “General Partner”).

(NOTE 2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

(A)   Structured Settlements and Revenue Recognition:

The Partnership’s business consists of purchasing and selling structured settlements. Structured settlements are generally contractual arrangements for a defined payment stream between a claimant and a defendant’s insurance carrier or a defined payment stream as a result of lottery winnings. Upon acquisition and the settlement of contractual obligations, the Partnership is assigned the streams of payments paid by the insurance company or other funding agent. All funding for the purchase of structured settlements is provided by third party or related party investors. The purchase of the structured settlements from the claimant or annuitant occurs simultaneously with the sale of such contract to the investor, therefore revenue is recorded upon settlement of the structured settlement contract with the investor upon which the right to receive the defined payment streams are readily convertible to cash. Payment is made to the annuitants for the purchase price of the structured settlements.  The Partnership does not maintain an inventory of structured settlements for future sales.

(B)   Cost of Sales:

The costs of purchasing and selling structured settlements include fees paid to brokers for introducing the structured settlements, legal expenses and court costs associated with the assignment of the structured settlement to the Partnership and the investor, and administrative fees.  These costs are expensed as incurred.

(C)   Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

See independent accountant’s review report.

STRUCTURED SETTLEMENT INVESTMENTS, L.P.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010
(REVIEW)

(NOTE 2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

(D)   Statement of Cash Flows:

For the purposes of the statement of cash flows, the Partnership considers all highly liquid instruments with maturity of three months or less to be cash equivalents.

(E)   Property and Equipment:

Furniture and equipment are stated at cost.  Depreciation for furniture and equipment is provided over the estimated useful lives of the assets, two to seven years, using the straight-line method.

(F)   Advertising:

The Partnership expenses advertising costs as they are incurred. Advertising expenses for the nine months ended September 30, 2010 and 2009 was $68,930 and $31,413, respectively.

(G)   Income Taxes:

The financial statements do not include a provision for federal and state income taxes because the Partnership does not incur federal or state income taxes.  Instead, its earnings and losses are passed through to its partners and are taxed based on their personal tax strategies.

The Partnership accounts for its local income taxes using an asset and liability approach. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities.  There were no deferred tax assets or liabilities in 2010 and 2009.

(H)   Comprehensive Income (Loss):

There were no items of other comprehensive income (loss) during the nine months ended September 30, 2010 and 2009, thus, net loss was equal to comprehensive loss for each of these periods.

See independent accountant’s review report.

STRUCTURED SETTLEMENT INVESTMENTS, L.P.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010
(REVIEW)

(NOTE 3) PROPERTY AND EQUIPMENT:

Property and equipment consist of the following:

	September 30,	December 31,
	2 0 1 0	2 0 0 9
	(Unaudited)	(Audited)

Furniture and fixtures	$14,050	$14,050
Computer equipment	29,809	29,809
Office equipment	9,745	9,745

	53,604	53,604
Less: accumulated depreciation	44,027	41,132

	$9,578	$12,472

Depreciation expense charged to operations for the nine months ended September 30, 2010 and 2009 was $2,893 and $2,261, respectively.

(NOTE 4) RELATED PARTY TRANSACTIONS:

(A)   Advances:

From time to time, the Partnership receives advances from affiliated companies to cover legal and general operating expenses of the Partnership.  At September 30, 2010 and December 31, 2009, the Partnership owed the affiliates $2,026,750 and $1,953,531, respectively.  These advances were non-interest bearing in 2010 and 2009.

Additionally, the Partnership made advances to SS, LLC to make payment on loans outstanding.  These advances were non-interest bearing in 2010 and 2009.   As of September 30, 2010, SS, LLC owed the Partnership $10,667 which was written off as bad debt expense due to SS, LLC’s inability to make payment resulting from foreclosure by a related party creditor in December 2009. As of September 30, 2009, SS, LLC owed the Partnership $1,105,334.

(B)   Overhead Expense:

The Partnership was allocated the compensation of management which it shared with an affiliated company during 2009.  Compensation expense allocated to the Partnership for the nine months ended September 30, 2009 was $15,385.

See independent accountant’s review report.

STRUCTURED SETTLEMENT INVESTMENTS, L.P.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010
(REVIEW)

(NOTE 5) OPERATING LEASES:

The Partnership leases office space under an operating lease expiring January 31, 2011. Under the terms of this lease, the Partnership is obligated to pay escalation rentals for certain operating expenses and real estate taxes. Minimum future rental payments under the leases are summarized as follows:

Year Ending
December 31,	Amount

2010	$6,915
2011	2,305

$9,220

For the nine months ended September 30, 2010 and 2009, the rent expense was $22,156 and $22,806, respectively.

(NOTE 6) COMMITMENTS AND CONTINGENCIES:

(A)  Settlement Agreement:

In October 2009, the Partnership entered into a Settlement Agreement with a former employee for $75,000.  Under the agreement, the former employee is paid on a monthly basis through October 1, 2010, conditional upon compliance with certain provisions of the agreement.  During the nine months ended September 30, 2010, the former employee was paid $40,909.  During the year ended December 31, 2009, the former employee was paid $29,545.

(B)  Litigation:

In 2008, the Partnership purchased a structured settlement in which there was a discrepancy in the allocation of the payment stream.  In 2009, the Partnership asserted a settlement of approximately $132,000 but since it is premature to forecast the probability of success, any amounts received as a result of the litigation will be credited to earnings in the year received.  As of September 30, 2010, a settlement has not been reached.

(NOTE 7) CONCENTRATION OF CREDIT RISK:

The Partnership places its cash and cash equivalents with high quality financial institutions. At times cash balances may be in excess of the amounts insured by the Federal Deposit Insurance Corporation.

See independent accountant’s review report.

STRUCTURED SETTLEMENT INVESTMENTS, L.P.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010
(REVIEW)

(NOTE 8) 401(k) PLAN:

The Partnership maintains a defined contribution plan under Section 401(k) of the Internal Revenue Code for all employees.  The employees may contribute between 1% and 15% of their annual compensation, subject to the IRS limitations.   The Partnership determines its matching contributions, if any, each plan year.   In 2010 and 2009, the Partnership did not contribute to the plan.

(NOTE 9) SUBSEQUENT EVENTS:

Management has evaluated subsequent events through November 22, 2010, the date which the financial statements were available to be issued.

See independent accountant’s review report.

MANGOSOFT INC.

PRO FORMA FINANCIAL STATEMENTS

SEPTEMBER 30, 2010
(COMPILATION)

C O N T E N T S

Page

INDEPENDENT ACCOUNTANT'S COMPILATION REPORT	19

PRO FORMA CONSOLIDATED BALANCE SHEET AS AT	20
SEPTEMBER 30, 2010 (UNAUDITED)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR	21
THE NINE MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)

PRO FORMA CONSOLIDATED BALANCE SHEET AS AT	22
DECEMBER 31, 2009 (UNAUDITED)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS	23
FOR THE YEAR ENDED DECEMBER 31, 2009 (UNAUDITED)

SIGNIFICANT ASSUMPTIONS TO PRO FORMA CONSOLIDATED FINANCIAL	24-25
STATEMENTS AS AT AND FOR THE YEAR ENDED DECEMBER 31, 2009
AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)

MangoSoft Inc.
New York, New York

INDEPENDENT ACCOUNTANT’S COMPILATION REPORT

We have compiled the accompanying pro forma financial information as of and for the year to date September 30, 2010, reflecting the business combination of MangoSoft, Inc. and Structured Settlement Investments, L.P. in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. The historical condensed financial statements are derived from the historical financial statements of Structured Settlement Investments, L.P., which were reviewed by us, and of MangoSoft, Inc., which were reviewed by another accountant.

A compilation is limited to presenting pro forma financial information that is the representation of management. We have not audited or reviewed the accompanying pro forma financial information and, accordingly, do not express an opinion or any other form of assurance on it.

The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the transaction occurred at an earlier date. However, the pro forma financial information is not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

The accountant may not report on compiled pro forma financial information if the summary of significant assumptions is not presented.

Management has elected to omit all of the disclosures ordinarily included in pro forma financial information. The omitted disclosures might have added significant information regarding the company’s pro forma financial position and results of operations. Accordingly, this pro forma financial information is not designed for those who are not informed about such matters.

Certified Public Accountants

New York, New York
December 22, 2010

MANGOSOFT INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
AS AT SEPTEMBER 30, 2010
(UNAUDITED)
(See assumption #2)

	MangoSoft Inc. (5)	SSI L.P. (6)	Pro Forma Adjustments		Total

ASSETS

Current assets:
Cash	$460,031	$-	$-		$460,031
Annuitant advances	-	17,836	-		17,836
Accounts receivable	708	-	-		708
Prepaid expenses and other assets	27,558	-	-		27,558
Note receivable - related party	600,000	-	-		600,000
Investments	471,624	-	-		471,624
Interest receivable	7,000	-	-		7,000

Total current assets	1,566,921	17,836	-		1,584,757

Property and equipment, net of accumulated	-	9,578	-		9,578
Goodwill	-	-	2,390,163	(8)	2,390,163

Total assets	$1,566,921	$27,414	$2,390,163		$3,984,498

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Cash overdraft	$-	$28,443	$-		$28,443
Accounts payable	-	342,384	-		342,384
Other accrued expenses	34,257	-	30,000	(9)	64,257
Due to affiliates	-	2,026,750	-		2,026,750

Total liabilities	34,257	2,397,577	30,000		2,461,834

Stockholders' equity:
Preferred stock	20	-	-		20
Common stock	5,443	-	200	(10)	5,643
Additional paid-in capital	90,930,406	-	19,800	(11)	90,950,206
Accumulated deficit	(89,403,205)	-	(30,000)	(12)	(89,433,205)

Total stockholders' equity	1,532,664	-	(10,000)		1,522,664

Partners' deficit	-	(2,370,163)	2,370,163	(7)	-

Total liabilities and stockholders' equity	$1,566,921	$27,414	$2,390,163		$3,984,498

See accountant's compilation report and significant assumptions to pro forma consolidated financial statements.

MANGOSOFT INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
(UNAUDITED)
(See assumption #2)

	MangoSoft Inc. (5)	SSI L.P. (6)	Pro Forma Adjustments		Total
Operations:

Income recognized on structured settlements	$-	$2,721,075	$-		$2,721,075

Cost of revenue:

Annuitant fundings	-	1,966,484	-		1,966,484
Brokers' fees	-	90,458	-		90,458
Legal and professional fees	-	185,378	(33,066)	(13)	152,312
Administrative fees	-	25,145	-		25,145
Total cost of revenue	-	2,267,465	(33,066)		2,234,399

Gross profit	-	453,610	33,066		486,676

Investment income:
Gain on sale of investments	6,580	-	-		6,580
Unrealized investment gain	42,996	-	-		42,996
Interest income	66,091	-	-		66,091
Net investment income	115,667	-	-		115,667

Operating expenses:
Salaries, payroll taxes, and employee benefits	-	407,748	-		407,748
Marketing and advertising	-	68,930	-		68,930
Depreciation and amortization	-	2,893	-		2,893
General and administrative	296,660	-	(15,000)	(14)	281,660
Other	-	111,530	-		111,530
Total operating expenses	296,660	591,101	(15,000)		872,761

Loss from operations	(180,993)	(137,491)	48,066		(270,418)

Other expense:
Transaction costs	-	-	78,066	(15)	78,066
Bad debt	-	10,667	-		10,667

Net loss	$(180,993)	$(148,158)	$(30,000)		$(359,151)

Net loss per share - basic and diluted	$(0.03)				$(0.06)

Weighted average shares outstanding - basic and diluted	5,443,157		200,000	(16)	5,643,157

See accountant's compilation report and significant assumptions to pro forma consolidated financial statements.

MANGOSOFT INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
AS AT DECEMBER 31, 2009
(UNAUDITED)
(See assumption #3)

	MangoSoft Inc. (5)	SSI L.P. (6)	Pro Forma Adjustments		Total

ASSETS

Current assets:
Cash	$677,581	$27,789	$-		$705,370
Annuitant advances	-	27,950	-		27,950
Accounts receivable	2,677	-	-		2,677
Prepaid expenses and other assets	-	-	-		-
Note receivable - related party	600,000	-	-		600,000
Investments	502,312	-	-		502,312
Interest receivable	7,233	-	-		7,233

Total current assets	1,789,803	55,739	-		1,845,542

Property and equipment, net of accumulated	-	12,472	-		12,472
Goodwill	-	-	2,242,005	(8)	2,242,005

Total assets	$1,789,803	$68,211	$2,242,005		$4,100,019

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Cash overdraft	$-	$-	$-		$-
Accounts payable	33,931	336,685	-		370,616
Other accrued expenses	45,215	-	-		45,215
Due to affiliates	-	1,953,531	-		1,953,531

Total liabilities	79,146	2,290,216	-		2,369,362

Stockholders' equity:
Preferred stock	20	-	-		20
Common stock	5,443	-	200	(10)	5,643
Additional paid-in capital	90,927,406	-	19,800	(11)	90,947,206
Accumulated deficit	(89,222,212)	-	-		(89,222,212)

Total stockholders' equity	1,710,657	-	20,000		1,730,657

Partners' deficit	-	(2,222,005)	2,222,005	(7)	-

Total liabilities and stockholders' equity	$1,789,803	$68,211	$2,242,005		$4,100,019

See accountant's compilation report and significant assumptions to pro forma consolidated financial statements.

MANGOSOFT INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
(UNAUDITED)
(See assumption #3)

	MangoSoft Historical (5)	SSI L.P. (6)	Pro Forma Adjustments		Total
Operations:

Income recognized on structured settlements	$-	$3,516,467	$-		$3,516,467
Service revenues	149,097	-	-		149,097
Total income	149,097	3,516,467	-		3,665,564

Cost of revenue:

Annuitant fundings	-	2,649,736	-		2,649,736
Cost of services	175,029	-	-		175,029
Brokers' fees	-	364,032	-		364,032
Legal and professional fees	-	539,266	(50,000)	(13)	489,266
Administrative fees	-	35,630	-		35,630
Total cost of revenue	175,029	3,588,664	(50,000)		3,713,693

Gross loss	(25,932)	(72,197)	50,000		(48,129)

Investment income:
Dividend income	7,807	-	-		7,807
Gain on sale of investments	89,128	-	-		89,128
Unrealized investment gain	84,253	-	-		84,253
Interest income	56,094	-	-		56,094
Net investment income	237,282	-	-		237,282

Operating expenses:
Salaries, payroll taxes, and employee benefits	-	585,631	-		585,631
Marketing and advertising	-	40,838	-		40,838
Depreciation and amortization	-	4,996	-		4,996
General and administrative	267,141	-	-		267,141
Other	-	122,115	-		122,115
Total operating expenses	267,141	753,580	-		1,020,721

Loss from operations	(55,791)	(825,777)	50,000		(831,568)

Other expense:
Transaction costs	-	-	50,000	(17)	50,000
Bad debt	-	1,138,667	-		1,138,667

Loss before provision for income taxes	(55,791)	(1,964,444)	-		(2,020,235)

Provision for income taxes	-	9,144	-		9,144

Net loss	$(55,791)	$(1,973,588)	$-		$(2,029,379)

Net loss per share - basic and diluted	$(0.01)				$(0.36)

Weighted average shares outstanding - basic and diluted	5,443,157		200,000	(16)	5,643,157

See accountant's compilation report and significant assumptions to pro forma consolidated financial statements.

MANGOSOFT INC. AND SUBSIDIARIES
SIGNIFICANT ASSUMPTIONS TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
AS AT AND FOR THE YEAR ENDED DECEMBER 31, 2009 AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
(UNAUDITED)

1.
The accompanying unaudited pro forma consolidated financial statements have been prepared to reflect the December 22, 2010 acquisition of Structured Settlement Investments, L.P. (SSI L.P.) by MangoSoft Inc. and Subsidiaries (the "Company").  On December 22, 2010, the Company acquired the assets and assumed the liabilities of SSI L.P. in exchange for 200,000 shares of MangoSoft Inc. common stock.  The closing share price at acquisition date was $0.10 per share, which yields a purchase price of $20,000.

2.
The unaudited pro forma consolidated balance sheet as at September 30, 2010 and the unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2010 gives effect to the acquisition of SSI L.P. as if the transaction occurred on January 1, 2010.  The unaudited pro forma consolidated financial statements are subject to the adjustments set forth in the accompanying financial statements.  Management believes that the adjustments made to the pro forma financial statements are reasonable and fairly reflect the transaction.

3.
The unaudited pro forma consolidated balance sheet as at December 31, 2009 and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2009 gives effect to the acquisition of SSI L.P. as if the transaction occurred on January 1, 2009.  The unaudited pro forma consolidated financial statements are subject to the adjustments set forth in the accompanying financial statements.  Management believes that the adjustments made to the pro forma financial statements are reasonable and fairly reflect the transaction.

4.
The unaudited pro forma consolidated financial information is presented for illustrative and informational purposes only, and is not intended to represent, or be indicative of, what the Company's financial position or results of operations would have been had the acquisition of SSI L.P. occurred on the dates indicated.  The unaudited pro forma consolidated financial information also should not be considered representative of the Company's future financial position or results of operations.

5.	Reflects the Company's historical consolidated financial statements at the specified date.

6.	Reflects the historical financial statements of SSI L.P. at the specified date.

7.	Represents the elimination partner’s capital upon acquisition of SSI L.P.

8.	“Goodwill” is comprised of the fair value of the purchase price in excess of the assets transferred and liabilities assumed of SSI L.P. as of December 31, 2009 and as of September 30, 2010.

9.
"Other accrued expenses" relates to the legal and appraisal fees (aka "Transaction costs") incurred by the Company after September 30, 2010 for the acquisition of SSI L.P.  In order to acquire SSI L.P. as of the assumed date, January 1, 2010, the Company would have incurred these costs.

See accountant's compilation report.

MANGOSOFT INC. AND SUBSIDIARIES
SIGNIFICANT ASSUMPTIONS TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
AS AT AND FOR THE YEAR ENDED DECEMBER 31, 2009 AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
(UNAUDITED)

10.	Represents the additional 200,000 shares of the Company’s $0.001 par value common stock (assumption #1) issued to acquire SSI L.P. at the actual acquisition date.

11.	Represents the “Additional paid in capital” of the 200,000 shares issued upon the acquisition of SSI L.P.

12.	"Accumulated deficit" is adjusted for the assumed additional losses incurred during the nine months ended September 30, 2010 as a result of the "Transaction costs" described in assumption number 9.

13.	“Legal and professional fees" are being reclassified from operating expenses to “Transaction costs” reflecting charges SSI L.P. incurred relating to the acquisition.

14.	“General and administrative" expenses is being reclassified from operating expenses to “Transaction costs” reflecting appraisal charges incurred relating to the acquisition.

15.	"Transaction costs" were incurred collectively by the Company and SSI L.P. as a result of appraisal, legal and accounting fees required to complete the acquisition.

16.	“Weighted average shares outstanding - basic and diluted" is adjusted for the additional shares issued to purchase SSI L.P.

17.	"Transaction costs" were incurred collectively by SSI L.P. as a result of accounting fees required to complete the acquisition.

See accountant’s compilation report.